UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 30, 2020

First Horizon Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Madison Avenue	Memphis	Tennessee	38103
(Address of Principal Executive Office)			(Zip Code)

(901) 523-4444

Registrant’s telephone number, including area code

First Horizon National Corporation

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	FHN PR A	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series B	FHN PR B	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	FHN PR C	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series D	FHN PR D	New York Stock Exchange LLC
Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series E	FHN PR E	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment of Charter—Corporate Name Change

As reported previously on Form 8-K filed on October 29, 2020, on October 27, 2020, First Horizon’s Board of Directors approved an amendment to Article 1 of First Horizon’s Restated Charter, changing the corporate name from “First Horizon National Corporation” to “First Horizon Corporation.” Tennessee law does not require this name change to be approved by shareholders. First Horizon recently filed the amendment with the Tennessee Secretary of State’s office; the amendment became effective November 30, 2020.

Outstanding stock and other securities of First Horizon are not legally affected by the name change. First Horizon’s common stock continues to trade on the New York Stock Exchange under the symbol FHN, and depositary shares related to outstanding preferred stock continue to trade under the symbols FHN PR A, FHN PR B, FHN PR C, FHN PR D, and FHN PR E. Valid stock certificates bearing First Horizon’s old name continue to be valid, and need not be exchanged for new ones. In addition, First Horizon’s outstanding debt and equity securities will not be issued new CUSIP numbers in connection with the name change.

First Horizon’s Charter amendment is filed as Exhibit 3.1.

Amendment of Bylaws—Corporate Name Change

The Board also approved conforming changes to First Horizon’s bylaws. The bylaw changes also became effective November 30, 2020.

First Horizon’s amended and restated Bylaws are filed as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit #	Description
3.1	Articles of Amendment to the Restated Charter of First Horizon Corporation
3.2	Bylaws of First Horizon Corporation, as amended and restated November 30, 2020
104	Cover Page Interactive Data File, formatted in Inline XBRL

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon Corporation
(Registrant)

Date: November 30, 2020	By:	/s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant
General Counsel, and Corporate Secretary
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